Summary Prospectus – September 25, 2017

JNL/S&P Mid 3 Fund
Class A
Class I

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated September 25, 2017, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.35%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses[3]	0.75%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.45%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement[3]	0.40%
1 "Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser") and are based on estimated amounts for the current fiscal year.
2 JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Adviser notifies the Board of Trustees of a change in or elimination of the waiver within 30 days prior to the end of the then current term. This fee waiver is subject to yearly review and approval by the Board of Trustees.
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$77	$240	$417	$930

Class I
1 year	3 years	5 years	10 years
$41	$139	$247	$562

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund's performance.

Period
1/1/2016 – 12/31/2016	159%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the stocks of companies that are identified by a model based on three separate specialized strategies.  Under normal circumstances, the Fund invests approximately 1/3 of its net assets in each of the following strategies:

•
MID Competitive Advantage Strategy – seeks to achieve capital appreciation by investing in approximately 30 companies' common stock included in the S&P MidCap 400® Index that are believed to have superior cash return on invested capital and trade at relatively attractive valuations;

•
MID Intrinsic Value Strategy – seeks to achieve capital appreciation by investing in approximately 30 companies' common stock included in the S&P MidCap 400® Index that are believed to generate strong free cash flows and becoming more efficient as indicated by the amount of revenues to assets; and

•
MID Total Equity Yield Strategy – seeks to achieve capital appreciation by investing in approximately 30 companies' common stock included in the S&P MidCap 400® Index with the highest total equity yield (a measure of cash returned to equity shareholders) and the most stable free cash flows.

While each of these specialized strategies seeks to provide capital appreciation, each specialized strategy follows a different principal investment strategy. SPIAS will choose only one share class of a company to be represented in each of the three listed strategies of the Fund if the specific stock selection model selects multiple share classes of the same company.

The initial stock selection date was on or about April 28, 2014. The Fund is rebalanced quarterly between each of the above specialized strategies on or about the first business day of the third month in a calendar quarter.

Standard & Poor's Investment Advisory Services LLC ("SPIAS") and Mellon Capital Management Corporation (collectively, the "Sub-Advisers") generally use a buy and hold strategy, trading only on or around each stock selection date, when cash flow activity occurs, and for dividend reinvestment purposes.  The Sub-Advisers may also trade for mergers if the original stock is not the surviving company.

The Fund may lend its securities to increase its income.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund's investment manager to identify appropriate investment opportunities.

•
Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company's financial condition.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower   markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Model risk – The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Fund achieve its investment objectives, which may cause the Fund to underperform its benchmark or other funds with a similar investment objective.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund's performance more than if the Fund were a diversified investment company.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

•
Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 12/31/2016): 10.32%; Worst Quarter (ended 9/30/2015): -10.07%

Class I

Best Quarter (ended 12/31/2016): 10.39%; Worst Quarter (ended 9/30/2015): -9.96%

Average Annual Total Returns as of December 31, 2016
	1 year	Life of Fund (April 28, 2014)
JNL/S&P Mid 3 Fund (Class A)	17.90%	7.13%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	10.02%

Average Annual Total Returns as of December 31, 2016
	1 year	Life of Class (April 28, 2014)
JNL/S&P Mid 3 Fund (Class I)	18.17%	7.35%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	10.02%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Co-Sub-Advisers:
Standard & Poor's Investment Advisory Services LLC ("SPIAS")
Mellon Capital Management Corporation ("Mellon Capital")

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Erin Gibbs (SPIAS)	April 2014	Portfolio Manager, Equities
William Charles Bassignani (SPIAS)	April 2014	Chief Investment Officer
Karen Q. Wong, CFA (Mellon Capital)	April 2014	Managing Director
Thomas J. Durante, CFA (Mellon Capital)	April 2014	Managing Director
Richard A. Brown, CFA (Mellon Capital)	April 2014	Director

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund's dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.